Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
On June 1, 2017, the Company completed the acquisition of The Valspar Corporation (Valspar) at $113 per share in an all cash transaction for a total purchase price of $8.9 billion, net of divestiture proceeds of $431.0 million (Acquisition). On April 11, 2017, the Company and Valspar entered into a definitive agreement with Axalta Coating Systems Ltd. to divest the assets related to Valspar's North American industrial wood coatings business. The divestiture was also completed on June 1, 2017, and is reported as a discontinued operation with no pre-tax gain or loss, but includes the tax expense effect of this separate transaction. Proceeds of $431.0 million were received for the divested assets sold. The divestiture resulted in a tax provision of $41.5 million, which reduced basic and diluted net income per share by $.44 for the year ended December 31, 2017. The Acquisition expanded the Company's diversified array of brands and technologies, expanded its global platform and added new capabilities in its packaging and coil businesses.
The preliminary and final allocation of the fair value of the Acquisition is summarized in the following table. The allocation of the fair value is based on the acquisition method of accounting and third-party valuation appraisals. The measurement period adjustments resulted from differences between the preliminary and final report of third-party valuation appraisals.

(millions of dollars)
	Preliminary Allocation (as reported at December 31, 2017)	Measurement Period Adjustments	Final Allocation (as reported at June 30, 2018)

Cash	$129.1		$129.1
Accounts receivable	817.5		817.5
Inventories	684.5	$(0.1)	684.4
Indefinite-lived trademarks	775.9	(161.6)	614.3
Finite-lived intangible assets	5,071.8	(148.9)	4,922.9
Goodwill	5,675.2	213.6	5,888.8
Property, plant and equipment	833.0	7.7	840.7
All other assets	231.1	4.0	235.1
Accounts payable	(553.2)		(553.2)
Long-term debt	(1,603.5)		(1,603.5)
Deferred taxes	(2,028.9)	113.0	(1,915.9)
All other liabilities	(1,093.1)	(27.7)	(1,120.8)
Total	$8,939.4	$—	$8,939.4
Total, net of cash	$8,810.3		$8,810.3

Finite-lived intangible assets include customer relationships of $3.2 billion and intellectual property and technology of $1.7 billion, which are being amortized over weighted average amortization periods ranging from 15 to 20 years. The measurement period adjustments for finite-lived intangible assets resulted in a $7.7 million reduction of amortization expense in the second quarter of 2018 that related to prior periods ($5.4 million for the year ended December 31, 2017. Goodwill of $2.0 billion, $1.1 billion, and $2.8 billion was recorded in The Americas Group, Consumer Brands Group, and Performance Coatings Group, respectively, and relates primarily to expected synergies. The results of operations for Valspar are included in the Company's consolidated financial statements from the date of acquisition.